As  filed with the Securities and Exchange Commission on  July 23, 2002
-------------------------------------------------------------------------
                                            Registration No. 333-

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM S-8

                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933

                       EL PASO CORPORATION
     (Exact name of registrant as specified in its charter)

     Delaware                                  76-0568816
(State or other jurisdiction of            (I.R.S.  Employer
incorporation or organization)             Identification No.)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
                         (713) 420-2600
  (Address, including zip code, of Principal Executive Offices)


                       EL PASO CORPORATION
                  EMPLOYEE STOCK PURCHASE PLAN
                    (Full title of the plans)

                       Peggy A. Heeg, Esq.
          Executive Vice President and General Counsel
                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
                         (713) 420-2600
    (Name, address, including zip code, and telephone number, including area code, of agent for service)



                CALCULATION OF REGISTRATION FEE


                                     Proposed
                                      Maximum  Proposed
                          Amount to  Offering   Maximum        Amount
                             be        Price   Aggregate        of
   Title of Securities   Registered     Per    Offering     Registration
   to be Registered        (1)(2)     Share(3) Price(3)       Fee(3)
-------------------------------------------------------------------------
Common Stock              3,000,000   $13.56  $40,680,000   $3,742.55
                           shares

(1) This Registration Statement also covers an indeterminate amount of additional shares which become issuable to prevent dilution in the event of stock splits, stock dividends or similar adjustments of the outstanding Common Stock of the Registrant.
(2)   In addition, pursuant to Rule 416(c) under the Securities
      Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of a share of the Registrant's Common Stock as reported on the New York Stock Exchange and in The Wall Street Journal, or any other comparable service the Plan Administrator may determine is reliable for July 22, 2002.



                             PART I

      INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      This  Registration  Statement on Form S-8  is  being  filed solely to register additional securities. In accordance with General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of the Registrant's registration statement on Form S-8 No. 333-78949 filed with the Securities and Exchange Commission relating to the El Paso Corporation Employee Stock Purchase Plan.

Item 8.  Exhibits.

 Exhibit
  Number    Description
 -------    -----------

    5.1 Opinion of Locke Liddell & Sapp LLP regarding the legality of the securities being registered hereunder.

   10.1  El  Paso  Corporation Employee  Stock  Purchase
         Plan  Amended  and Restated effective as  of  January
         29, 2002.

   23.1  Consent  of Counsel (included  in  the  opinion
         filed   as   Exhibit   5.1   to   this   Registration
         Statement).

   23.2  Consent of PricewaterhouseCoopers LLP.

   23.3  Consent of Deloitte & Touche LLP.

   23.4  Consent of Huddleston & Co. Inc.

   24.1 Power of Attorney (set forth on the signature page contained in Part II of this Registration
         Statement).

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 23rd day of July 2002.

                                  EL PASO CORPORATION



                                  By:    /s/ William A. Wise
                                      ________________________
                                           William A. Wise
                                        Chairman of the Board,
                                              President
                                         and Chief Executive
                                               Officer

                        POWER OF ATTORNEY

      Each person whose individual signature appears below hereby authorizes H. Brent Austin and Peggy A. Heeg, and each of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

      Pursuant to the requirements of the Securities Act of 1933, as  amended, this Registration Statement has been signed  by  the
following  persons  in  the  capacities  and  on  the  dates   as
indicated.


      Signature                      Title                   Date
      _________                     _____                   _____

                                Chairman of the
 /s/ William A. Wise            Board, President,       July 23, 2002
_____________________           Chief Executive
   William A. Wise              Officer and Director


/s/ H. Brent Austin             Executive Vice          July 23, 2002
____________________            President
   H. Brent Austin              and Chief Financial
                                Officer


                                Senior Vice
/s/ Jeffrey I. Beason           President and           July 23, 2002
_____________________           Controller
  Jeffrey I. Beason             (Chief Accounting
                                Officer)

/s/ Byron Allumbaugh            Director                July 23, 2002
_____________________
  Byron Allumbaugh

 /s/ John M. Bissell            Director                July 23, 2002
_____________________
   John M. Bissell

/s/ Juan Carlos Braniff         Director                July 23, 2002
_____________________
 Juan Carlos Braniff

/s/ James F. Gibbons            Director                July 23, 2002
_____________________
  James F. Gibbons

/s/ Anthony W. Hall, Jr.        Director                July 23, 2002
_____________________
Anthony W. Hall, Jr.

/s/ Ronald L. Kuehn,            Director                July 23, 2002
_____________________
Ronald L. Kuehn, Jr.

/s/ J. Carleton MacNeil, Jr.    Director                July 23, 2002
_____________________
J. Carleton MacNeil, Jr.


/s/ Thomas R. McDade            Director                July 23, 2002
_____________________
  Thomas R. McDade

 /s/ Malcolm Wallop             Director                July 23, 2002
_____________________
   Malcolm Wallop

  /s/ Joe B. Wyatt              Director                July 23, 2002
_____________________
    Joe B. Wyatt


The Plan. Pursuant to the requirements of the Securities Act of 1933, as amended, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 23rd day of July 2002.

                              EL PASO CORPORATION
                              EMPLOYEE STOCK PURCHASE PLAN



                              By:  /s/ H. Brent Austin
                                 -------------------------
                                     H. Brent Austin
                                 Executive Vice President
                               and Chief Financial Officer



                          EXHIBIT INDEX

 Exhibit
  Number    Description

    5.1 Opinion of Locke Liddell & Sapp LLP regarding the legality of the securities being registered hereunder.

   10.1  El  Paso  Corporation Employee  Stock  Purchase
         Plan  Amended  and Restated effective as  of  January
         29, 2002.

   23.1  Consent  of Counsel (included  in  the  opinion
         filed   as   Exhibit   5.1   to   this   Registration
         Statement).

   23.2  Consent of PricewaterhouseCoopers LLP.

   23.3  Consent of Deloitte & Touche LLP.

   23.4  Consent of Huddleston & Co. Inc.

   24.1 Power of Attorney (set forth on the signature page contained in Part II of this Registration
         Statement).